UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported): July 28, 2006

UNION BANKSHARES COMPANY

(Exact name of registrant as specified in its charter)

Maine (State or other jurisdiction of incorporation)	0-12958 (Commission File Number)	01-0395131 (IRS Employer Identification No.)

66 Main Street

Ellsworth, ME 04605

(Address of principal executive offices) (Zip Code)

(207) 667-2504

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange

Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Conditions

On July 28, 2006, Union Bankshares Company announced its second quarter earnings for the 2006 fiscal year. A copy of the press release dated July 28, 2006 is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

d) The following exhibits are filed with this Report:

Exhibit No.	Description

99.1	Press release dated July 28, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES COMPANY

By:	/s/ Timothy R. Maynard
Name: Timothy R. Maynard

Title: Senior Vice President,
Chief Financial Officer

Date: July 28, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release July 28, 2006